UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

November 19, 2025

Date of Report (Date of Earliest Event Reported)

Lendway, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-13471	41-1656308
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5000 West 36th Street, Suite 220,
Minneapolis, Minnesota	55416
(Address of Principal Executive Offices)	(Zip Code)

(763) 392-6200

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	LDWY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter):

☐   Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 19, 2025, Lendway, Inc. (the “Company”) filed a Certificate of Amendment (the “Certificate of Amendment”) of Certificate of Incorporation with the Secretary of State of the State of Delaware to increase the number of authorized shares of the Company’s common stock, par value $0.01 per share, from 5,714,285 shares to 10,000,000 shares (the “Authorized Share Increase”), which became effective immediately upon filing. The Company’s Board of Directors adopted resolutions approving the Authorized Share Increase on September 26, 2025, subject to stockholder approval. The Company’s stockholders approved the Authorized Share Increase at the 2025 Annual Meeting of Stockholders as described in Item 5.07 below. All other provisions of the certificate of incorporation remain unchanged.

The foregoing description of the Certificate of Amendment does not purport to be complete and is qualified by reference to the full text of the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2025 Annual Meeting of Stockholders of the Company was held on November 19, 2025 and the stockholders voted on the following proposals, each as described in detail in the definitive proxy statement relating to the meeting, filed with the Securities and Exchange Commission on October 6, 2025.

1.	Election of six directors.

Nominee	For	Withheld	Broker Non-Votes
Mary H. Herfurth	671,922	6,303	725,057
Chad B. Johnson	662,257	15,968	725,057
Mark R. Jundt	674,513	3,712	725,057
Matthew R. Kelly	674,455	3,770	725,057
Daniel C. Philp	674,711	3,514	725,057
Nicholas J. Swenson	555,963	122,262	725,057

Based on the voting results, all six nominees were elected to serve as a director of the Company for a term of one year, or until their respective successor is elected.

2.	The proposal to approve, by a non-binding vote, the Company’s executive compensation received advisory approval based on the following votes:

For	Against	Abstain	Broker Non-Votes
670,439	7,726	60	725,057

3.	The proposal to ratify the appointment of Boulay PLLP as the independent registered public accounting firm for the year ending June 30, 2026 was approved based on the following votes:

For	Against	Abstain
1,398,911	4,320	51

4.	The proposal to amend the certificate of incorporation to increase the number of authorized shares of common stock to 10,000,000 shares was approved based on the following votes:

For	Against	Abstain
1,174,551	223,490	5,241

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment of Certificate of Incorporation of Lendway, Inc. effective November 19, 2025
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

LENDWAY, INC.

Dated: November 20, 2025	By	/s/ Elizabeth E. McShane
Elizabeth E. McShane
Chief Financial Officer

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